                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-8546
                                                      --------
                            The Bramwell Funds, Inc.

                                745 Fifth Avenue
                                   16th Floor
                               New York, NY 10151
                            ------------------------
                    (Address of principal executive offices)

                                   Dechert LLP
                              30 Rockefeller Plaza
                               New York, NY 10112
                            ------------------------
                     (Name and address of agent for service)
       Registrant's telephone number, including area code: (212) 698-3500
                                                           --------------
                        Date of fiscal year end: June 30
                                                 -------
                     Date of reporting period: June 30, 2005
                                               -------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

                             Bramwell Funds [LOGO]

                                 Annual Report
                                 June 30, 2005

                              BRAMWELL GROWTH FUND
                              BRAMWELL FOCUS FUND

                           ELIZABETH R. BRAMWELL, CFA
                                 PRESIDENT AND
                            CHIEF INVESTMENT OFFICER

                            "FOCUSED ON THE FUTURE,
                              GUIDED BY THE PAST"

                            The Bramwell Funds, Inc.
                                 1-800-BRAMCAP
                                 1-800-272-6227
                             WWW.BRAMWELLFUNDS.COM

                                                           Bramwell Funds [LOGO]

DEAR FELLOW SHAREHOLDERS:

INVESTMENT RESULTS - QUARTER ENDED JUNE 30, 2005

In the June quarter, the Bramwell Growth Fund rose 0.15% to $19.42 net asset value per share and the Bramwell Focus Fund rose 0.87% to $9.31 net asset value per share while the S&P 500((R)) Stock Index rose 1.37%. Value stocks generally continued to outperform growth stocks although financial metrics, such as dividend yields, narrowed. For the fiscal year ended June 30, 2005, the Growth Fund rose 1.85% and the Focus Fund declined (1.69)% while the S&P 500((R)) Stock Index increased 6.32%. See tables on pages 5 and 8 for further historical performance.

In July, growth stocks outperformed; the Growth Fund rose 5.66% and the Focus Fund rose 7.30% compared to 3.72% for the S&P 500((R)) Stock Index, bringing one-year performance to 11.94% and 13.14%, respectively, compared to 14.05% for the S&P 500((R)) Stock Index.

The Growth Fund received a 4-Star Overall Morningstar Rating(TM) (****) in the U.S.-domiciled Large Growth category as of June 30, 2005. The Growth Fund also received 2 stars for the 3-year period and 4 stars for the 5- and 10-year periods when rated against 1,074, 817 and 272 Large Growth funds, respectively. The Focus Fund received a 3-Star Overall Morningstar RatingTM (***) in the U.S.-domiciled Large Growth category as of June 30, 2005. The Focus Fund also received 2 stars for the 3-year and 4 stars for the 5-year periods when rated against 1,074 and 817 Large Growth funds, respectively.(a)

COMMENTARY

Reviewing the June 2005 fiscal year, brisk economic expansion continued throughout the period. Corporate profits were strong and employment continued to rise. Inflation was modest despite higher energy prices. Short-term interest rates rose in response to higher Fed Funds rates, but long-term interest rates were actually lower than a year ago, e.g., the 10-year Treasury note yielded 4.00% in June 2005 compared to 4.73% in June 2004. Housing was strong throughout.


(a) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating(TM) metrics. Morningstar ratings are proprietary and are not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. (C) 2005 Morningstar, Inc. All Rights Reserved.

                                                                   Annual Report

Bramwell Funds [LOGO]

Industries that contributed most to the Growth Fund's performance over the 12-month period were energy, retailing and restaurants. Outperforming stocks were: J.C. Penney, Walgreen, UnitedHealth, ExxonMobil, Gilead Sciences, Chicago Mercantile Exchange and Coach. Electronics produced the most disappointing results. Specific stocks that did poorly were 3M, Intel, Pfizer, Martek Biosciences and Cisco.

Industries that contributed most to the Focus Fund's performance over the 12-month period were retailing and healthcare. Outperforming stocks were Autodesk, Coach, Kyphon, Gilead Sciences and J.C. Penney. As with the Growth Fund, electronics contributed the most disappointing performance. Specific stocks that did poorly were Analog Devices, Martek Biosciences and KLA Tencor.

Following three strong quarters, strong economic growth continued unabated in the June quarter. The U.S. dollar also strengthened as French and Dutch voters rejected the European Union's proposed constitution. The U.S. trade deficit declined in the quarter from earlier expectations on rising exports and the Federal deficit declined as the result of higher than projected tax revenues. The United States continued to be a significant engine of global growth along with emerging countries.

Industries that did particularly well in the June quarter for the Growth Fund were healthcare, energy, financial services and retailing. Top performing stocks were Gilead Sciences, Chicago Mercantile Exchange, Kyphon, Coach, UnitedHealth, Bunge and Arch Coal. Underperforming stocks were 3M, Diebold, FedEx, IBM and Illinois Tool Works.

Industries that did well for the Focus Fund in the June quarter were also healthcare, energy and retailing. Top performing stocks were Kyphon, Gilead Sciences, ITT Industries, Patterson-UTI Energy and Jacobs Engineering. Underperforming stocks were 3M, Diebold and Noble Corp.

Both Funds may own the same stocks, but weightings may vary given that the Focus Fund invests in a limited number of 20-30 stocks.

OUTLOOK

We believe that we are in the early stages of broad global expansion and that increased global trade and rising standards of living in emerging markets such as China, India, Eastern Europe and Brazil are key investment themes going forward. Demand for basic materials, technology, consumer and industrial goods and financial services should all increase for many years to come.

Inflation is expected to stay low given continued productivity gains, competition and increased supply. Corporate managements are expected to hire and invest in plant and equipment at a non-inflationary pay-as-you-go rate. The Chinese revaluation of 2% is expected to be absorbed within the supply chain and not expected to change trade flows.

Annual Report

                                                           Bramwell Funds [LOGO]

Short-term interest rates are expected to rise somewhat further over the next few months, but long-term rates are not expected to move proportionately as much. We believe that Federal Reserve tightening is designed to deter speculative activity but not to deter economic growth.

We believe that American companies with global operations, intellectual capital and financial strength are well positioned to grow and drive growth in expanding emerging markets. Many U.S. companies already derive more than half of their sales outside the United States, and we expect this percentage to rise significantly higher over time given that the U.S. population represents only 5% of the global population and that foreign markets are larger and less penetrated and provide potentially greater growth opportunities. Investing in U.S. domiciled companies, many of which are regarded as the best managed in the world, should provide investors with geographic diversification and participation in global growth.

Areas of investment opportunity include:

o Infrastructure development to facilitate global trade. Roads, ports, bridges, power plants and comunication stand to benefit.
o Industrial companies that will benefit from increased capital spending which we see extending out into at least 2006-2007.
o Engineering companies.
o Basic materials, consumer goods, cars, appliances, housing and financial products should benefit as standards of living rise in emerging markets.
o Global manufacturers.
o Consumer brands with global appeal.
o Global companies with competitive manufacturing, marketing and financial expertise.
o Companies in front of favorable demographic trends, e.g., orthopedic reconstruction and housing.
o New products, e.g., continued digitalization of consumer products such as cameras and TVs, enhanced wireless communications, and multiple medical devices.
o Potential benefits from continued move to free markets, private ownership and democracies around the world.

We anticipate more emphasis to be placed on total return, i.e., capital gains plus dividends, especially with favorable federal tax rates at 15% on long-term capital gains and dividends. With corporate balance sheets flush with cash, more stock repurchases and higher dividend payouts are expected.

Valuations appear attractive with estimated 2005 growth of 19% for the Growth Fund and 23% for the Focus Fund and selling at 1.0 and 0.8 price/earnings ratios to growth, respectively. After having been out of favor since the bubble year of 1999, we anticipate investment strategies to tilt more

                                                                   Annual Report

Bramwell Funds [LOGO]

towards growth going forward, given favorable metrics and the fact that growth is in line with corporate and national strategies.

FUND INFORMATION

Further information may be had from our Web site WWW.BRAMWELLFUNDS.COM including daily and historic performance as well as monthly portfolio holdings and quarterly shareholder letters. Further information may also be had by calling 1-800-BRAMCAP (1-800-272-6227). The NASDAQ symbol for the Focus Fund is BRFOX and for the Growth Fund, BRGRX.

Equity markets are inherently volatile and investors are encouraged to invest over time to smooth the effects of volatility. To facilitate regular investment programs, an Automatic Investment Plan, with initial and subsequent investment minimums of $50 per month, is available upon request.

Sincerely,

/s/ Elizabeth R. Bramwell

Elizabeth R. Bramwell, CFA
President and Chief Investment Officer

July 31, 2005

The outlook and opinions expressed above represent the views of the investment adviser as of July 31, 2005. They are subject to change as well as equity positions as market and economic events unfold.

Annual Report

                                                           Bramwell Funds [LOGO]

                              BRAMWELL GROWTH FUND

                                 JUNE 30, 2005

The Bramwell Growth Fund is a no-load, diversified fund that generally invests in a portfolio of 60-90 stocks of companies that the Adviser believes have above-average growth potential.

                            MAJOR INDUSTRY HOLDINGS
                ---------------------------------------------

                Industrial Products                     14.8%
                Retailing                               14.7
                Healthcare Products                     13.9
                Energy                                  11.6
                Financial Services                       6.2
                Restaurants                              4.4
                Information Processing Software          4.3
                Information Processing Equipment         4.2
                Business Services                        3.0
                Food Products                            2.8
                                                       -----
                                                        79.9%

                             MAJOR EQUITY HOLDINGS
                ---------------------------------------------
                Walgreen                                 4.2%
                General Electric                         3.5
                J.C. Penney                              3.5
                3M                                       3.1
                ExxonMobil                               3.0
                Dell                                     2.7
                Medtronic                                2.7
                Gilead                                   2.3
                Procter & Gamble                         2.3
                ITT                                      2.1
                                                       ------
                                                        29.4%

COMPARATIVE INVESTMENT        June     Calendar       One    Three      Five       Ten      Since
RETURNS (6/30/05)               Q    Year to Date    Year    Years     Years     Years    Inception*
----------------------------------------------------------------------------------------------------
BRAMWELL GROWTH FUND          0.15%     (2.22)%      1.85%   1.90%    (5.32)%    8.48%      9.82%
S&P 500(R) STOCK INDEX        1.37      (0.81)       6.32    8.28     (2.37)     9.94      11.08
RUSSELL 1000(R) GROWTH INDEX  2.46      (1.72)       1.68    7.26    (10.36)     7.40       9.06


[CHART]

THE BRAMWELL GROWTH FUND

Plot points for growth of $10,000 investment graph


             THE BRAMWELL
             GROWTH FUND         S&P 500        RUSSELL 1000
             ------------     ------------      ------------
8/1/1994       $10,000          $10,000           $10,000
6/30/1995       12,311           12,206            12,617
6/30/1996       14,653           15,380            16,127
6/30/1997       17,906           20,717            21,180
6/30/1998       24,971           26,965            27,829
6/30/1999       29,811           33,101            35,417
6/30/2000       36,528           35,501            44,507
6/30/2001       29,820           30,236            28,407
6/30/2002       26,260           24,797            20,882
6/30/2003       24,237           24,861            21,497
6/30/2004       27,285           29,610            25,339
6/30/2005       27,789           31,483            25,766


This chart assumes an initial investment of $10,000 made on 8/1/94 (inception). Returns shown for the Bramwell Growth Fund include the reinvestment of all dividends and are net of expenses. The annual expense ratio is contractually capped by the Adviser at 1.75% through December 31, 2005 which favorably affected performance through June 30, 1997. Past performance is not predictive of future performance. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The total returns table and chart do not reflect the deduction of taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

*From August 1, 1994. Returns for periods greater than one year are compound average annual rates of return. The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Russell 1000(R) Growth Index is a market capitalization-weighted index of the 1,000 largest U.S.-domiciled companies with higher price-to-book ratios and higher growth rates.

                                                                   Annual Report

Bramwell Funds [LOGO]
                              BRAMWELL GROWTH FUND

                    PORTFOLIO OF INVESTMENTS - JUNE 30, 2005


                                                         SHARES           VALUE
                                                        --------         -------
COMMON STOCKS - 96.95%

AUTOMOTIVE/HEAVY
   EQUIPMENT - 2.59%
Caterpillar, Inc.                                        24,000       $2,287,440
Paccar, Inc.                                             33,000        2,244,000
                                                                    ------------
                                                                       4,531,440
                                                                    ------------
BUSINESS SERVICES - 3.03%
Chicago Bridge & Iron Co., NV                            45,000        1,028,700
Euronet Worldwide, Inc.*                                 25,000          726,750
Jacobs Engineering Group, Inc.*                          32,000        1,800,320
Robert Half International, Inc.                          70,000        1,747,900
                                                                    ------------
                                                                       5,303,670
                                                                    ------------
CHEMICALS/METALS - 2.00%
Praxair, Inc.                                            75,000        3,495,000
                                                                    ------------
COMMUNICATIONS - 1.90%
Cisco Systems, Inc.*                                    135,000        2,579,850
Nokia OYJ - ADR                                          45,000          748,800
                                                                    ------------
                                                                       3,328,650
                                                                    ------------
CONSUMER PRODUCTS - 2.26%
Procter & Gamble Co.                                     75,000        3,956,250
                                                                    ------------
ELECTRONICS - 1.70%
Intel Corp.                                              50,000        1,303,000
Linear Technology Corp.                                  15,000          550,350
Texas Instruments, Inc.                                  40,000        1,122,800
                                                                    ------------
                                                                       2,976,150
                                                                    ------------
ENERGY - 11.65%
Arch Coal, Inc.                                          25,000        1,361,750
ConocoPhillips                                           20,000        1,149,800
Devon Energy Corp.                                       20,000        1,013,600
EOG Resources, Inc.                                      20,000        1,136,000
ExxonMobil Corp.                                         90,000        5,172,300
Nabors Industries Ltd.*                                  20,000        1,212,400
Noble Corp.                                              38,000        2,337,380
Patterson-UTI Energy, Inc.                               65,000        1,808,950
Peabody Energy Corp.                                     35,000        1,821,400

                                                         SHARES           VALUE
                                                        --------         -------
ENERGY - 11.65% (cont'd.)
Schlumberger Ltd.                                        25,000       $1,898,500
St. Mary Land & Exploration Co.                          20,000          579,600
Weatherford International Ltd.*                          15,000          869,700
                                                                    ------------
                                                                      20,361,380
                                                                    ------------
FINANCIAL SERVICES - 6.24%
American Express Co.                                     30,000        1,596,900
Bear Stearns Companies, Inc. (The)                       11,000        1,143,340
BlackRock, Inc.                                          21,000        1,689,450
Chicago Mercantile Exchange                               7,000        2,068,500
Goldman Sachs Group, Inc. (The)                          19,000        1,938,380
Wells Fargo & Co.                                        40,000        2,463,200
                                                                    ------------
                                                                      10,899,770
                                                                    ------------
FOOD PRODUCTS - 2.77%
Bunge Ltd.                                               32,000        2,028,800
Corn Products International, Inc.                        25,000          594,000
Hershey Foods Corp.                                      20,000        1,242,000
Kellogg Co.                                              10,000          444,400
PepsiCo, Inc.                                            10,000          539,300
                                                                    ------------
                                                                       4,848,500
                                                                    ------------
HEALTHCARE PRODUCTS - 13.89%
Amgen, Inc.*                                             30,000        1,813,800
Gilead Sciences, Inc.*                                   90,000        3,959,100
Kyphon, Inc.*                                            61,000        2,122,190
Medtronic, Inc.                                          90,000        4,661,100
Novartis AG - ADR                                        60,000        2,846,400
Pfizer, Inc.                                             15,000          413,700
Roche Holding AG - ADR                                   27,500        1,739,375
Stryker Corp.                                            72,500        3,448,100
Zimmer Holdings, Inc.*                                   43,000        3,275,310
                                                                    ------------
                                                                      24,279,075
                                                                    ------------
HEALTHCARE SERVICES - 2.09%
UnitedHealth Group, Inc.                                 70,000        3,649,800
                                                                    ------------

INDUSTRIAL PRODUCTS - 14.85%
3M                                                       74,500        5,386,350
Donaldson Co., Inc.                                      40,000        1,213,200
Emerson Electric Co.                                     45,000        2,818,350

Annual Report

                                                           Bramwell Funds [LOGO]

                                                         SHARES           VALUE
                                                        --------         -------
INDUSTRIAL PRODUCTS - 14.85% (cont'd.)
General Electric Co.                                    175,000       $6,063,750
Illinois Tool Works, Inc.                                43,000        3,426,240
Ingersoll-Rand Co., Ltd.                                 14,000          998,900
ITT Industries, Inc.                                     38,000        3,709,940
Molex, Inc., Class A                                     40,000          939,200
Parker-Hannifin Corp.                                    22,500        1,395,225
                                                                    ------------
                                                                      25,951,155
                                                                    ------------
INFORMATION PROCESSING
   EQUIPMENT - 4.20%
Dell Inc.*                                              120,000        4,741,200
EMC Corp.*                                              190,000        2,604,900
                                                                    ------------
                                                                       7,346,100
                                                                    ------------
INFORMATION PROCESSING
   SOFTWARE - 4.33%
Autodesk, Inc.                                           40,000        1,374,800
Microsoft Corp.                                         145,000        3,601,800
SAP AG - ADR                                             60,000        2,598,000
                                                                    ------------
                                                                       7,574,600
                                                                    ------------
LEISURE TIME - 1.62%
Brunswick Corp.                                          40,000        1,732,800
Carnival Corp.                                           20,000        1,091,000
                                                                    ------------
                                                                       2,823,800
                                                                    ------------
RESTAURANTS - 4.40%
Applebee's International, Inc.                           50,000        1,324,500
Cheesecake Factory, Inc.*                                55,000        1,910,150
Domino's Pizza, Inc.                                     45,000        1,001,700
McDonald's Corp.                                         40,000        1,110,000
Yum! Brands, Inc.                                        45,000        2,343,600
                                                                    ------------
                                                                       7,689,950
                                                                    ------------
RETAILING - 14.66%
Best Buy Co., Inc.                                        5,000          342,750
Coach, Inc.*                                             60,000        2,014,200
Home Depot, Inc.                                         45,000        1,750,500
J.C. Penney Co., Inc.                                   115,000        6,046,700
Kohl's Corp.*                                             5,000          279,550
Lowe's Companies, Inc.                                   30,000        1,746,600
Staples, Inc.                                            55,000        1,172,600
Target Corp.                                             10,000          544,100


                                                         SHARES           VALUE
                                                        --------         -------
RETAILING - 14.66% (cont'd.)
Tiffany & Co.                                            45,000       $1,474,200
Wal-Mart Stores, Inc.                                    60,000        2,892,000
Walgreen Co.                                            160,000        7,358,400
                                                                    ------------
                                                                      25,621,600
                                                                    ------------
TRANSPORTATION - 2.77%
Canadian Pacific Railway Ltd.                            50,000        1,725,500
FedEx Corp.                                              30,000        2,430,300
United Parcel Service, Inc.                              10,000          691,600
                                                                    ------------
                                                                       4,847,400
                                                                    ------------
TOTAL COMMON STOCKS
(Cost $127,328,319)                                                  169,484,290
                                                                    ------------
                                                      PRINCIPAL
                                                       AMOUNT
                                                     -----------
VARIABLE RATE
DEMAND NOTE - 2.74%
U.S. Bancorp, 3.08%
(Cost $4,799,000)                                    $4,799,000        4,799,000
                                                                    ------------
TOTAL INVESTMENTS - 99.69%
(Cost $132,127,319)                                                  174,283,290

Other Assets less Liabilities - 0.31%                                    534,580
                                                                    ------------
NET ASSETS - 100.00%
(9,001,019 shares outstanding)                                      $174,817,870
                                                                    ============
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                                $19.42
                                                                    ============
*Non-income producing security See notes to financial statements.

                                                                   Annual Report

Bramwell Funds [LOGO]

                              BRAMWELL FOCUS FUND

                                 JUNE 30, 2005

The Bramwell Focus Fund is a no-load, non-diversified fund with a concentrated portfolio, normally comprised of 20-30 securities, that invests primarily in common stocks of companies that the Adviser believes have above-average growth potential. Because of its concentration, the Focus Fund should be regarded as a more aggressive portfolio than the Growth Fund in that the price movements of a single stock may have a greater positive or negative effect on overall portfolio perfomance.

                            MAJOR INDUSTRY HOLDINGS
                 ---------------------------------------------
                 Industrial Products                     16.0%
                 Retailing                               15.2
                 Healthcare Products                     12.5
                 Energy                                  12.2
                 Business Services                       10.1
                                                        ------
                                                         66.0%

                             MAJOR EQUITY HOLDINGS
                 ---------------------------------------------
                 J.C. Penney                              5.3%
                 ITT                                      4.9
                 Kyphon                                   4.4
                 Jacobs Engineering                       4.3
                 Stryker                                  4.2
                                                        ------
                                                         23.1%

COMPARATIVE INVESTMENT       June     Calendar      One      Three     Five      Since
RETURNS (6/30/05)              Q     Year to Date    Year     Years     Years    Inception*
-------------------------------------------------------------------------------------------
BRAMWELL FOCUS FUND           0.87%     (5.48)%     (1.69)%   1.63%     (5.21)%   (1.12)%
S&P 500(R) STOCK INDEX        1.37      (0.81)       6.32     8.28      (2.37)    (0.83)
RUSSELL 1000(R) GROWTH INDEX  2.46      (1.72)       1.68     7.26     (10.36)    (6.05)


[CHART]

THE BRAMWELL FOCUS FUND

Plot points for growth of $10,000 investment graph

             The Bramwell
              Focus Fund        S&P 500         Russell 1000
             ------------     ------------      ------------
11/01/1999     $10,000          $10,000           $10,000
12/31/1999      11,940           10,804            11,636
 6/30/2000      12,260           10,758            12,128
12/31/2000      11,410            9,821             9,026
 6/30/2001       9,969            9,163             7,741
12/31/2001       9,323            8,653             7,183
 6/30/2002       8,940            7,515             5,691
12/31/2002       7,701            6,741             5,180
 6/30/2003       8,154            7,534             5,858
12/31/2003       9,283            8,675             6,721
 6/30/2004       9,545            8,973             6,905
12/31/2004       9,928            9,619             7,144
 6/30/2005       9,384            9,541             7,021

This chart assumes an initial investment of $10,000 made on 10/31/99 (inception). Returns shown for the Bramwell Focus Fund include the reinvestment of all dividends and are net of expenses. The annual expense ratio is contractually capped by the Adviser at 1.75% through December 31, 2005, which favorably affected performance since inception. Past performance is not predictive of future performance. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The total returns table and chart do not reflect the deduction of taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

*From October 31, 1999. Returns for periods greater than one year are compound average annual rates of return. The S&P 500((R)) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Russell 1000((R)) Growth Index is a market capitalization-weighted index of the 1,000 largest U.S.-domiciled companies with higher price-to-book ratios and higher growth rates.

Annual Report

                                                           Bramwell Funds [LOGO]

                              BRAMWELL FOCUS FUND

                    PORTFOLIO OF INVESTMENTS - JUNE 30, 2005

                                                         SHARES           VALUE
                                                        --------         -------
COMMON STOCKS - 96.49%

AUTOMOTIVE/HEAVY
   EQUIPMENT - 6.17%
Caterpillar, Inc.                                         3,000        $285,930
Paccar, Inc.                                              3,000         204,000
                                                                     ----------
                                                                        489,930
                                                                     ----------
BUSINESS SERVICES - 10.12%
Euronet Worldwide, Inc.*                                 10,000         290,700
Jacobs Engineering Group, Inc.*                           6,000         337,560
Robert Half International, Inc.                           7,000         174,790
                                                                     ----------
                                                                        803,050
                                                                     ----------
COMMUNICATIONS - 2.41%
Cisco Systems, Inc.*                                     10,000         191,100
                                                                     ----------
ENERGY - 12.25%
Devon Energy Corp.                                        5,000         253,400
Patterson-UTI Energy, Inc.                               10,000         278,300
Peabody Energy Corp.                                      4,000         208,160
Weatherford International Ltd.*                           4,000         231,920
                                                                     ----------
                                                                        971,780
                                                                     ----------
FINANCIAL SERVICES - 9.52%
Bear Stearns Companies, Inc. (The)                        2,000         207,880
BlackRock, Inc.                                           3,000         241,350
Goldman Sachs Group, Inc. (The)                           3,000         306,060
                                                                     ----------
                                                                        755,290
                                                                     ----------
HEALTHCARE PRODUCTS - 12.50%
Kyphon, Inc.*                                            10,000         347,900
Medtronic, Inc.                                           6,000         310,740
Stryker Corp.                                             7,000         332,920
                                                                     ----------
                                                                        991,560
                                                                     ----------
INDUSTRIAL PRODUCTS - 16.00%
3M                                                        4,000         289,200
Emerson Electric Co.                                      5,000         313,150
General Electric Co.                                      8,000         277,200
ITT Industries, Inc.                                      4,000         390,520
                                                                     ----------
                                                                      1,270,070
                                                                     ----------
INFORMATION PROCESSING
   EQUIPMENT - 1.49%
Dell Inc.*                                                3,000         118,530
                                                                     ----------

                                                         SHARES          VALUE
                                                        --------        -------
INFORMATION PROCESSING
   SOFTWARE - 3.00%
SAP AG - ADR                                              5,500        $238,150
                                                                     ----------
RESTAURANTS - 4.81%
Cheesecake Factory, Inc.*                                 8,000         277,840
Yum! Brands, Inc.                                         2,000         104,160
                                                                     ----------
                                                                        382,000
                                                                     ----------
RETAILING - 15.18%
J.C. Penney Co., Inc.                                     8,000         420,640
Lowe's Companies, Inc.                                    3,000         174,660
Staples, Inc.                                            11,000         234,520
Wal-Mart Stores, Inc.                                     3,000         144,600
Walgreen Co.                                              5,000         229,950
                                                                     ----------
                                                                      1,204,370
                                                                     ----------
TRANSPORTATION - 3.04%
Canadian Pacific Railway Ltd.                             7,000         241,570
                                                                     ----------

TOTAL COMMON STOCKS
(Cost $7,250,604)                                                     7,657,400
                                                                     ----------
                                                       PRINCIPAL
                                                       AMOUNT
                                                     -----------
VARIABLE RATE
DEMAND NOTE - 5.61%
U.S. Bancorp, 3.08%
(Cost $445,300)                                        $445,300         445,300
                                                                     ----------
TOTAL INVESTMENTS - 102.10%
(Cost $7,695,904)                                                     8,102,700

Liabilities less Other Assets - (2.10)%                                (166,430)
                                                                     ----------
NET ASSETS - 100.00%
(852,291 shares outstanding)                                         $7,936,270
                                                                     ==========
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                                $9.31
                                                                     ==========
*Non-income producing security
See notes to financial statements.

                                                                   Annual Report

Bramwell Funds [LOGO]

                            THE BRAMWELL FUNDS, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES

                                 JUNE 30, 2005

                                                       GROWTH FUND    FOCUS FUND
                                                      ------------   ------------
ASSETS:
Investments at value (cost $132,127,319 and
  $7,695,904, respectively)                           $174,283,290   $  8,102,700
Receivable for securities sold                           2,059,974             --
Dividends and interest receivable                          106,268          4,923
Prepaid and other assets                                    22,882          6,624
Receivable from Adviser                                         --         13,263
                                                      ------------   ------------
Total Assets                                           176,472,414      8,127,510
                                                      ------------   ------------
LIABILITIES:
Payable for securities purchased                         1,317,631        145,630
Accrued investment advisory fees                           146,007          6,658
Accrued expenses                                           154,404         37,288
Accrued distribution fees                                   36,502          1,664
                                                      ------------   ------------
Total Liabilities                                        1,654,544        191,240
                                                      ------------   ------------
NET ASSETS                                            $174,817,870   $  7,936,270
                                                      ============   ============

NET ASSETS CONSIST OF:
Capital stock                                         $122,672,882   $  8,596,348
Accumulated net realized gain (loss) on investments      9,989,017     (1,066,874)
Net unrealized appreciation on investments              42,155,971        406,796
                                                      ------------   ------------
NET ASSETS                                            $174,817,870   $  7,936,270
                                                      ============   ============
CAPITAL STOCK, $.0001 par value
Authorized                                             200,000,000    200,000,000
Issued and outstanding                                   9,001,019        852,291

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE                          $      19.42   $       9.31
                                                      ============   ============

See notes to financial statements.

Annual Report

                                                           Bramwell Funds [LOGO]

                            THE BRAMWELL FUNDS, INC.

                            STATEMENTS OF OPERATIONS

                           FOR THE FISCAL YEAR ENDED
                                 JUNE 30, 2005

                                                       GROWTH FUND    FOCUS FUND
                                                      ------------   ------------
INVESTMENT INCOME:
Dividends                                             $  1,978,364      $  81,595
Interest                                                   118,787          8,839
                                                      ------------      ---------
Total Investment Income                                  2,097,151         90,434
                                                      ------------      ---------
EXPENSES:
Investment advisory fees                                 1,936,885         91,903
Distribution fees                                          484,221         22,976
Fund administration and accounting fees                    207,766         60,000
Professional fees                                          196,503         21,676
Shareholder servicing fees                                 174,757         18,218
Reports to shareholders                                     65,367          3,226
Custody fees                                                49,444          7,144
Federal and state registration fees                         38,294         14,851
CCO fees                                                    34,844          1,648
Directors' fees                                             31,109         27,710
Proxy vote expenses                                          1,877            584
Other                                                       52,698          5,757
                                                      ------------      ---------
Total expenses before waiver                             3,273,765        275,693
Waiver of expenses and fees                                     --       (114,862)
                                                      ------------      ---------
Net Expenses                                             3,273,765        160,831
                                                      ------------      ---------
NET INVESTMENT LOSS                                     (1,176,614)       (70,397)
                                                      ------------      ---------

REALIZED AND UNREALIZED
GAINS (LOSSES):
Net realized gain on investments                        14,782,505        668,998
Change in net unrealized appreciation/depreciation
on investments                                         (10,593,135)      (837,148)
                                                      ------------      ---------
Net Gain (Loss) on Invesments                            4,189,370       (168,150)
                                                      ------------      ---------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS                      $  3,012,756      $(238,547)
                                                      ============      =========

See notes to financial statements.

                                                                   Annual Report

Bramwell Funds [LOGO]

                              BRAMWELL GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                       FISCAL YEAR       FISCAL YEAR
                                                          ENDED             ENDED
                                                      JUNE 30, 2005     JUNE 30, 2004
                                                      -------------    --------------
OPERATIONS:
Net investment loss                                   $ (1,176,614)    $ (1,908,790)
Net realized gain on investments                        14,782,505       16,388,420
Change in net unrealized appreciation/depreciation
         on investments                                (10,593,135)      13,420,269
                                                      ------------     ------------
Net increase in net assets resulting
         from operations                                 3,012,756       27,899,899
                                                      ------------     ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                            12,837,430       34,124,829
Proceeds from reinvestment of dividends                  3,366,716               --
Redemption of shares                                   (57,784,326)     (74,607,503)
Redemption fees                                                408            4,886
                                                      ------------     ------------
Net decrease in net assets resulting from
         capital share transactions                    (41,579,772)     (40,477,788)
                                                      ------------     ------------

DIVIDENDS PAID FROM:
Net realized gains                                      (3,793,293)              --
                                                      ------------     ------------

TOTAL DECREASE IN NET ASSETS                           (42,360,309)     (12,577,889)

NET ASSETS:
Beginning of year                                      217,178,179      229,756,068
                                                      ------------     ------------
End of year                                           $174,817,870     $217,178,179
                                                      ============     ============

TRANSACTIONS IN SHARES:
Shares sold                                                672,287        1,822,712
Dividends reinvested                                       174,804               --
Shares redeemed                                         (3,023,268)      (3,958,597)
                                                      ------------     ------------
Net decrease                                            (2,176,177)      (2,135,885)
                                                      ============     ============

See notes to financial statements.

Annual Report

                                                           Bramwell Funds [LOGO]

                              BRAMWELL FOCUS FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                       FISCAL YEAR       FISCAL YEAR
                                                          ENDED             ENDED
                                                      JUNE 30, 2005     JUNE 30, 2004
                                                      ------------     --------------
OPERATIONS:
Net investment loss                                    $   (70,397)    $  (103,281)
Net realized gain on investments                           668,998       1,165,151
Change in net unrealized appreciation/depreciation
         on investments                                   (837,148)        610,688
                                                       -----------     -----------
Net increase (decrease) in net assets resulting
         from operations                                  (238,547)      1,672,558
                                                       -----------     -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                               303,349       2,970,355
Redemption of shares                                    (3,044,361)     (3,007,604)
Redemption fees                                                244              23
                                                       -----------     -----------
Net decrease in net assets resulting from
         capital share transactions                     (2,740,768)        (37,226)
                                                       -----------     -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                 (2,979,315)      1,635,332

NET ASSETS:
Beginning of year                                       10,915,585       9,280,253
                                                       -----------     -----------
End of year                                            $ 7,936,270     $10,915,585
                                                       ===========     ===========
TRANSACTIONS IN SHARES:
Shares sold                                                 32,897         336,685
Shares redeemed                                           (333,282)       (331,485)
                                                       -----------     -----------
Net increase (decrease)                                   (300,385)          5,200
                                                       ===========     ===========

See notes to financial statements.

                                                                   Annual Report

Bramwell Funds [LOGO]

                            THE BRAMWELL FUNDS, INC.

                              FINANCIAL HIGHLIGHTS


                                                      GROWTH FUND                                             FOCUS FUND
                                  ------------------------------------------------  ------------------------------------------------
                                   FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL
                                    YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                   ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,
SELECTED PER SHARE DATA(1)          2005      2004      2003      2002      2001      2005      2004      2003      2002      2001
                                  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

NET ASSET VALUE, BEGINNING
         OF YEAR                    $19.43    $17.26    $18.70    $23.00    $30.48     $9.47     $8.09     $8.87     $9.89    $12.26

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss                 (0.13)    (0.17)    (0.15)    (0.16)    (0.10)    (0.08)    (0.09)    (0.08)    (0.10)    (0.06)
Net realized and unrealized
  gains (losses) on securities        0.49      2.34    (1.29)    (2.53)    (5.16)    (0.08)      1.47    (0.70)    (0.92)    (2.22)
                                  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT
  OPERATIONS                          0.36      2.17    (1.44)    (2.69)    (5.26)    (0.16)      1.38    (0.78)    (1.02)    (2.28)

LESS DISTRIBUTIONS:
Distributions from capital gains    (0.37)        --        --    (1.61)    (2.22)        --        --        --        --    (0.09)
                                  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE, END OF YEAR        $19.42    $19.43    $17.26    $18.70    $23.00     $9.31     $9.47     $8.09     $8.87     $9.89
                                  ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
TOTAL RETURN                         1.85%    12.57%   (7.70)%  (11.94)%  (18.36)%   (1.69)%    17.06%   (8.79)%  (10.31)%  (18.69)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)    $174,818  $217,178  $229,756  $191,395  $221,630    $7,936   $10,916    $9,280    $6,623   $ 7,134

Ratio of expenses to average
  net assets(2)                      1.69%     1.64%     1.68%     1.63%     1.53%     1.75%     1.75%     1.75%     1.75%     1.75%
Ratio of net investment
  loss to average net assets(2)    (0.61)%   (0.81)%   (1.01)%   (0.84)%   (0.37)%   (0.77)%   (0.91)%   (1.25)%   (1.11)%   (0.57)%
Portfolio turnover rate                63%       47%       51%       66%       57%      200%      172%      154%      138%      117%


Note: The Financial Highlights table is intended to help you understand the financial performance of the Growth Fund and the Focus Fund for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

(1) Information presented relates to a share of capital stock outstanding for the entire period.

(2) Net of reimbursements and waivers for the Focus Fund. Absent reimbursements and waivers of expenses by the Adviser, the ratio of expenses and net investment loss to average net assets for the years ended June 30, 2005, June 30, 2004, June 30, 2003, June 30, 2002 and June 30, 2001, would have been 3.00% and  (2.02)%,  2.58% and (1.74)%,  3.09% and (2.59)%,  3.28% and
     (2.64)%, and 3.10% and (1.92)%, respectively.

See notes to financial statements.

Annual Report

Bramwell Funds [LOGO]

                            THE BRAMWELL FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                 JUNE 30, 2005

1. ORGANIZATION

The Bramwell Funds, Inc. (the "Funds") was incorporated on June 3, 1994 and is registered as an open-end, management investment company organized as a series fund under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Funds consist of two investment portfolios: the Bramwell Growth Fund and the Bramwell Focus Fund. The Bramwell Growth Fund, which is a separate diversified portfolio, commenced operations on August 1, 1994. The Bramwell Focus Fund, which is a separate non-diversified portfolio, was launched on November 1, 1999. Bramwell Capital Management, Inc. ("BramCap") is the Funds' investment adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a) Investment Valuation

A security listed or traded on a recognized stock exchange is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported at that time, the most current bid price will be used. Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP"). All other securities for which over-the-counter market quotations are readily available are valued at the most current bid price. Debt securities which will mature in more than 60 days, as well as equity securities, are valued at prices furnished by a pricing service approved by the Board of Directors.

Whenever a furnished price is significantly different from the previous day's furnished price, BramCap will review the price to determine if it is appropriate. Debt securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Variable rate demand notes are valued at cost which approximates market value. These notes are unsecured and could present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored and these notes have been determined by BramCap to present minimal credit risk. When quotations are not readily available or are unreliable, investments are valued at fair value according to procedures adopted by the Board of Directors.

b) Option Contracts

The Funds may write covered put or call options. Premiums received by a Fund upon

Annual Report

                                                           Bramwell Funds [LOGO]

writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period in which the option is outstanding, although any potential loss during the period would be reduced by the amount of the option premium received.

c) Short Sales

The Funds may make limited short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, the Funds must borrow the security to deliver to the buyer upon the short sale; the Funds are then obligated to replace the security borrowed by purchasing it in the open market at some later date.

When a Fund sells a security short, an amount equal to the sales proceeds is included in the Statement of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the security sold short.

The Funds will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. Each Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These collateralized assets are subsequently marked to market on a daily basis.

Each Fund is liable for any dividends paid on securities sold short. Dividends on short sales are included as Dividends on Short Positions in the Statements of Operations.

d) Expenses

The Funds are charged for those expenses that are directly attributable to each Fund, such as investment advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

e) Federal Income Taxes

The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all their taxable income to their shareholders. Therefore, no federal income tax provision is recorded.

f) Distributions to Shareholders

Dividends, if any, from net investment income are declared and paid annually in the December calendar quarter. Distributions of net realized capital gains, if any, will be declared at least annually. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains

                                                                   Annual Report

Bramwell Funds [LOGO]

distributions determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America.

g) Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

h) Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. INVESTMENT TRANSACTIONS

Purchases and sales of securities, excluding short-term investments, for the year ended June 30, 2005 were as follows:

                                                 Growth Fund         Focus Fund
-------------------------------------------------------------------------------
Purchases                                       $119,152,607        $17,524,017
Sales                                            165,153,218         20,031,275

There were no purchases or sales of long-term U.S. government securities. At June 30, 2005, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes were as follows:

                                                 Growth Fund         Focus Fund
-------------------------------------------------------------------------------
Cost                                            $132,315,837         $7,696,557
                                                ============         ==========
Gross
unrealized
appreciation                                    $ 43,591,763         $  504,119

Gross
unrealized
depreciation                                      (1,624,310)           (97,976)
                                                ------------         ----------
Net unrealized
appreciation
on investments                                  $ 41,967,453         $  406,143
                                                ============         ==========

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the years ended June 30, 2005 and 2004 were:

                                                            Growth Fund
-------------------------------------------------------------------------------
                                                      Year               Year
                                                     Ended              Ended
                                                    June 30,           June 30,
                                                      2005               2004
-------------------------------------------------------------------------------
Ordinary
income                                          $         --       $         --
Long-term
capital gains                                   $  3,793,293       $         --


                                                            Focus Fund
-------------------------------------------------------------------------------
                                                      Year               Year
                                                     Ended              Ended
                                                    June 30,           June 30,
                                                      2005               2004
-------------------------------------------------------------------------------
Ordinary
income                                          $         --       $         --
Long-term
capital gains                                   $         --       $         --

Annual Report

                                                           Bramwell Funds [LOGO]

Of the gross appreciation on investments, 85% and 10% (unaudited) is attributable to securities held greater than 12 months at June 30, 2005, for the Growth Fund and Focus Fund, respectively.

As of June 30, 2005 the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                 Growth Fund         Focus Fund
--------------------------------------------------------------------------------
Accumulated
capital and
other losses                                     $10,177,535        $(1,066,221)

Unrealized
appreciation
on investments                                    41,967,453            406,143
                                                 -----------        -----------
Total accumulated
earnings (deficit)                               $52,144,988        $  (660,078)
                                                 ===========        ===========

At June 30, 2005, the Focus Fund had total accumulated capital loss carryforwards of $1,066,221, with $142,945 expiring in 2010 and $923,276 expiring in 2011. To the extent that the Focus Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

The Growth Fund and Focus Fund utilized $164,306 and $656,082, respectively, of its capital loss carryforwards during the year ended June 30, 2005.

For the year ended June 30, 2005, the Growth Fund designates $4,260,059 as long-term capital gain distributions for purposes of the dividends paid deduction, which included $466,766 of earnings and profits distributed to shareholders on redemptions.

4. INVESTMENT ADVISORY AGREEMENTS

The Funds have agreements with BramCap, with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. The agreements are for one-year periods and require board approval on an annual basis. Under the terms of the agreements, the Funds will pay BramCap a monthly fee at the annual rate of 1.00% on average daily net assets of each Fund. The Funds' investment adviser has voluntarily agreed to limit the total expenses of each Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.75% of each Fund's average net assets through December 31, 2005. After such date, the expense limitation may be terminated or revised at any time. For the year ended June 30, 2005, the Adviser reimbursed the Focus Fund $114,862. The expense ratio for the Growth Fund for the year ended June 30, 2005 was 1.69%.

5. DISTRIBUTION PLANS

The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets.

                                                                   Annual Report

Bramwell Funds [LOGO]

THE BRAMWELL FUNDS, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of The Bramwell Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Bramwell Growth Fund and The Bramwell Focus Fund (constituting The Bramwell Funds, Inc., herein referred to as the "Funds") at June 30, 2005, the results of each of their operations, the changes in each of their net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
July 22, 2005

Annual Report

                                                           Bramwell Funds [LOGO]

THE BRAMWELL FUNDS, INC.

EXPENSE EXAMPLE

FOR THE SIX MONTHS ENDED
JUNE 30, 2005 (UNAUDITED)

As a shareholder of The Bramwell Funds (the "Funds"), you incur two types of costs: (1) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses; and (2) transaction costs, including redemption fees on certain redemptions. This Example is intended to help you understand your ongoing operational costs (in dollars) of investing in the Funds and to compare these costs with the ongoing operational costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005 (the "period").

ACTUAL EXPENSES

The lines marked "Actual" in the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The lines marked "Hypothetical" in the table below provide information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing operational costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the lines marked "Hypothetical" in the table are useful in comparing ongoing operational costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.


-----------------------------------------------------------------------------------------------------------------
EXPENSE EXAMPLE
-----------------------------------------------------------------------------------------------------------------
                                                        BEGINNING       ENDING ACCOUNT       EXPENSES PAID
                                                     ACCOUNT VALUE           VALUE         DURING THE PERIOD
                                                         1/1/05             6/30/05        1/1/05 - 6/30/05
-----------------------------------------------------------------------------------------------------------------
BRAMWELL GROWTH FUND
         Actual                                        $1,000.00           $  977.84            $8.32(a)
         Hypothetical  (5% return before expenses)     $1,000.00           $1,016.59            $8.48(a)
BRAMWELL FOCUS FUND
         Actual                                        $1,000.00           $  945.18            $8.44(b)
         Hypothetical  (5% return before expenses)     $1,000.00           $1,016.32            $8.75(b)


(a) Expenses are equal to the Fund's annualized expense ratio of 1.69%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                                   Annual Report

 Bramwell Funds [LOGO]

    Basis for Approval of
    Renewal of Advisory
    Contracts by the Funds'
    Board of Directors

At a meeting on February 15, 2005, the Funds' Board of Directors unanimously approved the renewal of the investment advisory contracts between the Funds and Bramwell Capital Management, Inc., the Funds' investment adviser.

The Board of Directors evaluates the performance of the adviser throughout the year as part of the Board's oversight function, including review of the adviser's investment performance at quarterly Board meetings. In anticipation of the required annual formal contract renewal process, independent counsel on behalf of the Funds' five independent directors, requested specific, detailed information from the adviser, and the adviser provided extensive responses.
In addition, the adviser provided substantial information in response to follow-up requests from the independent directors, and Fund counsel furnished the independent directors with a memorandum discussing their duties and review standards in connection with renewal of the advisory contracts. The independent directors also retained the services of an independent consultant to assist in their review of information supplied by the adviser and to provide comparative data. Prior to approval of renewal of the contracts, the independent directors discussed the information provided among themselves, with their independent counsel and with the adviser. As part of this process, the independent directors weighed the factors discussed below, and based on the totality of the factors considered, the independent directors and the Board determined that the advisory contracts, including fees, were fair and reasonable in light of the services performed, expenses incurred and such other matters as they considered relevant in the exercise of their reasonable judgment, and they unanimously approved renewal of the contracts.

a) Nature, Extent and Quality of Advisory Services, Including Investment Performance

The Board considered that the adviser manages each Fund as provided in the Fund's investment advisory contract in accordance with the Fund's investment objectives, policies and limitations and provides the Funds with office space and officers. The Board reviewed the qualifications and experience of the adviser's portfolio management, research and other personnel involved in providing services to the Funds. The independent directors also took into account their ongoing observations as to the adviser's integrity, its culture of compliance and its openness to constructive dialogue with the directors.

With respect to investment performance of the Funds, the independent directors focused on the Growth Fund's and the Focus Fund's long-term performance record that compared favorably to their benchmarks, peer groups selected by an independent consultant and peer groups selected by the adviser. They took note that the Funds had achieved 4-Star Overall Morningstar RatingsTM in the U.S.-domiciled Large Growth category, as well as 4-star ratings for the 3-year, 5-year and, in the case of the Growth Fund, 10-year periods. They also took into account short-term performance, trading costs and the adviser's commitment to generating superior performance for the Funds' shareholders. The independent directors were confident in the adviser's continued dedication to enhancing Fund performance.

Annual Report

                                                           Bramwell Funds [LOGO]

b) Advisory Fees and Expenses, Including Economies of Scale

The Board also considered the contractual advisory fee of 1.00% of average net assets for each Fund. Their consideration included review of the fees in the context of each Fund's overall expenses (1.68% for the Growth Fund, and 1.75% capped for the Focus Fund for the annualized period ended December 31, 2004), as well as comparison of the advisory fees and overall expense ratios to peer groups selected by the independent consultant and peer groups selected by the adviser. The Board recognized that it is difficult to compare advisory fees from fund to fund because the expense structures vary with the size of different fund organizations and the services provided. The Board also noted the fees charged by the adviser to other types of accounts (i.e., non mutual fund); but this information was of limited relevance since the services provided to those accounts are markedly different from those provided to mutual funds.

The independent directors noted that the Growth Fund's total expenses were lower than one of the published averages for funds in similar categories; otherwise the Growth Fund's total expenses and the Focus Fund's total expenses (after reimbursement) were somewhat higher than the published averages and total expenses of the peer group selected by the independent consultant. They also noted that the Funds' advisory fees were generally higher than the published averages for funds in similar categories and the fees for the peer group selected by the independent consultant. They recognized that the peer group selected by the independent consultant included a number of funds that were part of large fund organizations, rather than independent entities like the Funds, and that independent funds tended to have somewhat higher advisory fees and expense ratios. They also considered that where a fund has relatively higher expenses, the adviser needs to furnish investment performance strong enough to offset the higher expenses and provide shareholders with superior returns as reflected in the fund's net asset value. In response to the independent directors' questions about the expenses of the Funds, including economies of scale, the adviser explained that with average net assets of the Growth and Focus Funds, optimum economies of scale were still to be realized. On the other hand, many of the funds in the peer groups were part of large complexes that benefited from expenses being spread over large bases. The directors indicated that, under current circumstances, fees and expenses continued to be acceptable in light of the services provided and that they would continue to monitor expense ratios closely.

c) Costs and Profitability to the Adviser

Revenues from the Funds to the adviser under the advisory contracts had not been increasing, since revenues are based on Fund assets and Fund assets had not been increasing recently. Nor were there any other identified benefits that accrued to the adviser from acting as adviser to the Funds. At the same time, based on the financial information provided by the adviser to the directors, the adviser's costs to provide services to the Funds, including obtaining and retaining quality personnel and complying with expanded regulatory requirements, were rising. Under the circumstances, the independent directors deemed that the adviser's profitability was not excessive given the services provided.

                                                                   Annual Report

Bramwell Funds [LOGO]

                            THE BRAMWELL FUNDS, INC.

                             DIRECTORS AND OFFICER

                                                                                    NUMBER OF
                                                         PRINCIPAL                PORTFOLIOS IN    OTHER
                         POSITION(S)   TERM OF OFFICE*   OCCUPATION(S)               COMPLEX       DIRECTORSHIPS
                         HELD WITH     AND LENGTH OF     DURING                    OVERSEEN BY     HELD BY
NAME, ADDRESS, AND AGE   FUND          TIME SERVED       PAST 5 YEARS               DIRECTORS      DIRECTORS
----------------------------------------------------------------------------------------------------------------------------
BOARD OF DIRECTORS:
----------------------------------------------------------------------------------------------------------------------------
Theodore J. Coburn       Director      Director          President, Coburn Group        2          Trustee, Nicholas-
745 Fifth Avenue                       since 2004        (1991-present); President,                Applegate Investment
New York, NY 10151                                       Potomac Asset                             Trust (9 portfolios),
Age: 51                                                  Management                                Intelecom Solutions,
                                                         (2004-2005); Senior                       Church Plaza, Inc.;
                                                         Vice President,The                        Trustee, Allianz Global
                                                         NASDAQ Stock Market,                      Investment Funds:
                                                         Inc. (2002-2003)                          Multi-Manager Series


Darlene T. DeRemer       Director      Director          Partner, Grail Partners        2          Director, AIG Strategic
745 Fifth Avenue                       since 2004        LLP (2005-present);                       Hedge; Trustee,
New York, NY 10151                                       Managing Director,                        Nicholas-Applegate
Age: 49                                                  Putnam Lovell NBF                         Investment Trust
                                                         (Jan. 2004-2005);                         (9 portfolios)
                                                         Director, NewRiver's
                                                         eBusiness Advisory
                                                         (2000-2004)

George F. Keane          Director      Director          Investment Consultant          2          Director, Universal
745 Fifth Avenue                       since 1994        (1996-present)                            Stainless and Alloy
New York, NY 10151                                                                                 Products, Trustee,
Age: 75                                                                                            Nicholas-Applegate
                                                                                                   Investment Trust
                                                                                                   (9 portfolios), Universal
                                                                                                   Bond Fund, Bermuda

James C. Sargent         Director      Director          Counsel, Opton,                2          Director, Austin's
745 Fifth Avenue                       since 1994        Handler, Gottlieb,                        International, Sedona
New York, NY 10151                                       Feiler & Katz                             Corporation
Age: 89                                                  (1995-2001)

Martha R. Seger, Ph.D.   Director      Director          Lecturer and Consultant        2          Director, Massey
745 Fifth Avenue                       since 1994                                                  Energy Company
New York, NY 10151
Age: 73


Annual Report

                                                           Bramwell Funds [LOGO]


                                                                                   NUMBER OF
                                                         PRINCIPAL                PORTFOLIOS IN    OTHER
                         POSITION(S)   TERM OF OFFICE*   OCCUPATION(S)               COMPLEX       DIRECTORSHIPS
                         HELD WITH     AND LENGTH OF     DURING                    OVERSEEN BY     HELD BY
NAME, ADDRESS, AND AGE   FUND          TIME SERVED       PAST 5 YEARS               DIRECTORS      DIRECTORS
----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:
----------------------------------------------------------------------------------------------------------------------------
Elizabeth R. Bramwell    Director,     Director,         President and Chief            2          None
745 Fifth Avenue         President     President and     Executive Officer,
New York, NY 10151       and Chief     Chief Financial   Bramwell Capital
Age: 64                  Financial     and Investment    Management, Inc.,
                         and           Officer since     the investment adviser
                         Investment    1994              of the Bramwell
                         Officer                         Funds, Inc.**
                                                         (Feb. 1994-present)

----------------------------------------------------------------------------------------------------------------------------
OFFICER:
----------------------------------------------------------------------------------------------------------------------------
Donald G. Allison        Secretary,    Secretary         Executive Vice President,     N/A         None
745 Fifth Avenue         Treasurer     and               Bramwell Capital
New York, NY 10151       and CCO       Treasurer         Management (Sept.
Age: 55                                since 2002;       2001-present); Managing
                                       CCO since         Director, Global Arbitrage
                                       2004              Asset Management, Inc.
                                                         (1997-2001)


* Term of office is indefinite, until a successor is duly elected and qualified. **Ms. Bramwell is an interested Director by reason of her service as an officer of Bramwell Capital Management, Inc. Additional information about the Directors is contained in the Statement of Additional Information which is available without charge by calling The Bramwell Funds at (800) 272-6227.

                                                                   Annual Report

                             Bramwell Funds [LOGO]

                         1-800-BRAMCAP (1-800-272-6227)
                             WWW.BRAMWELLFUNDS.COM

                               BOARD OF DIRECTORS

ELIZABETH R. BRAMWELL, CFA
President, Chief Investment
  and Financial Officer
The Bramwell Funds, Inc.

THEODORE J. COBURN
President
Coburn Group

DARLENE T. DEREMER
Partner,
Grail Partners LLP

GEORGE F. KEANE
President Emeritus
The Common Fund

JAMES C. SARGENT
Former Commissioner
Securities & Exchange Commission

MARTHA R. SEGER, PH.D.
Former Governor
Federal Reserve Board

                    OFFICERS

           ELIZABETH R. BRAMWELL, CFA
          President, Chief Investment
             and Financial Officer

               DONALD G. ALLISON
           Chief Compliance Officer,
            Secretary and Treasurer

              MARGARET A. BANCROFT
              Assistant Secretary

               INVESTMENT ADVISER
       Bramwell Capital Management, Inc.

                 ADMINISTRATOR
            UMB Fund Services, Inc.

                    COUNSEL
                  Dechert LLP

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
           PricewaterhouseCoopers LLP

                   CUSTODIAN
            U.S. Bank Trust Services

                 TRANSFER AGENT
                  AND DIVIDEND
                DISBURSING AGENT
        U.S. Bancorp Fund Services, LLC

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling the Bramwell Funds at (800) 272-6227; and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling The Bramwell Funds at (800) 272-6227, and (ii) on the SEC's website at www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS
The Funds file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and is also available for review and copying at the SEC's Public Reference Room in Washington, D.C., and information about the operations of which may be obtained by calling 800-SEC-0330.

                                                                     BR-408-0805

This financial statement is submitted for the general information of the shareholders of The Bramwell Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ITEM 2.  CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f)

       (1) The Registrant's Code of Ethics is attached hereto as Exhibit 11(a).
       (2) Not applicable.
       (3) Not applicable.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

For the period covered by this report, the Registrant's Board of Directors determined that it had two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: James C. Sargent and George F. Keane. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees.
Aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

         Fiscal year ended June 30, 2005             $ 34,500
         Fiscal year ended June 30, 2004             $ 32,500

(b) Audit-Related Fees.
Aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.

None.

(c) Tax Fees.
Aggregate fees billed for professional services rendered by the principal accountant for review of tax filings and tax advice.

         Fiscal year ended June 30, 2005             $ 6,700
         Fiscal year ended June 30, 2004             $ 6,300

(d) All Other Fees.

None.

(e)
         (1) The Registrant's audit committee has adopted an Audit Committee Charter that requires that the audit committee review the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

         (2) During FY 2005, all of the non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments in securities in unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

 Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Principal Executive and Principal Financial Officer concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.  EXHIBITS

(a) The Code of Ethics for the Principal Executive and Principal Financial Officer is attached hereto.

(b) Certifications, as required by Rule 30a-2(a) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Bramwell Funds, Inc.


/s/Elizabeth R. Bramwell
---------------------------------
Elizabeth R. Bramwell
Principal Executive Officer and Principal Financial Officer
August 18, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


/s/Elizabeth R. Bramwell
---------------------------------
Elizabeth R. Bramwell
Principal Executive Officer and Principal Financial Officer
August 18, 2005